Exhibit 10.5

                                AMENDMENT TO THE
                               OPERATING AGREEMENT
                                       OF

                         MAVERICK BASIN EXPLORATION, LLC

                               DATED JUNE 23, 2004










                                October 12, 2004

                                AMENDMENT TO THE
                             OPERATING AGREEMENT OF
                         MAVERICK BASIN EXPLORATION, LLC


         THIS AMENDMENT to the Operating Agreement of MAVERICK BASIN EXPLORATION, LLC, a Delaware Limited Liability Company, ("Operating Agreement") is entered into and shall be effective this 12th day of October, 2004, among Maverick Oil and Gas, Inc.("Maverick") (the "Class A Member"), Touchstone Resources USA, Inc. ("Touchstone") (the "Class B Member"), and PHT Gas, LLC ("PHT") (the "Class C Member") (collectively the "Members").

                              W I T N E S S E T H:

         WHEREAS, the Operating Agreement of Maverick Basin Exploration, LLC is hereby amended to reflect the extension of the capital contribution schedule of the Class A Member as reflected on the schedule attached hereto.

         NOW, THEREFORE, intending to be legally bound, the Members hereby approve the amendment to the Operating Agreement. The Capital Contribution Schedule of the Members of Maverick Basin Exploration LLC shall be amended to reflect those percentages listed on Exhibit A, attached.


                                      CLASS A MEMBER

                                      MAVERICK OIL AND GAS, INC.



                                      By:   /s/ Michael Garland
                                         ------------------------------
                                          Michael Garland, President

                                      [Signatures Continued on Following Page]

                                      CLASS B MEMBER

                                      TOUCHSTONE RESOURCES USA, INC.



                                      By:  /s/ Stephen P. Harrington
                                         ------------------------------
                                           Stephen P. Harrington, President

                                      CLASS C MEMBER

                                      PHT GAS, LCC
                                      By:  RMS ADVISORS, INC., Manager


                                      By:  /s/ Howard M. Appel
                                         ------------------------------
                                           Howard M. Appel, President